SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                               ------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 12, 2003


                             NightHawk Systems, Inc.
             (Exact name of registrant as specified in its charter)



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

           Nevada                        0-30786                       87-0627349
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. employer identification
 incorporation or organization)                                           number)
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                       8200 East Pacific Place, Suite 204
                             Denver, Colorado 80231
                                 (303) 337-4811
     -----------------------------------------------------------------------
    (Address, including zip code of registrant's principal executive offices and telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On March 13, 2002, the client-auditor relationship between Peregrine, Inc. (the "Company") and Chisholm & Associates ("C&A") ceased as C&A was dismissed as the Company's auditor due to a change in management.

         C&A's auditors' report on the financial statements of the Registrant for the years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles during the fiscal years ended December 31, 2001 and December 31, 2000 except as follows: C&A's report on the financial statements of the Registrant as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating "the Company's recurring losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty".

         During the audits of the Company's financial statements for the years ended December 31, 2001 and December 31, 2000 and any subsequent interim period through the date of dismissal, there were no disagreements with C&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The decision to change accountants was approved by the Registrant's new Board of Directors; and

         The Company's new management decided not to reappoint C&A as its independent accountant.

         On April 29, 2002, the Registrant engaged Gelfond Hochstadt Pangburn, P.C. "(Gelfond") as its independent accountants for the fiscal year ending December 31, 2002. During the most recent fiscal year and any subsequent interim period prior to engaging Gelfond, the Company did not consult with Gelfond regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Gelfond has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a).

The Company has requested that C&A review the disclosure and C&A has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

ITEM 7.           EXHIBITS

16 Letter from Chisholm and Associates dated May 9, 2003 re: their agreement with the statements in this filing.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant had duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           NightHawk Systems, Inc.
                                           Dated: May 10, 2003

                                           By: /s/   H. Douglas Saathoff
                                              ----------------------------
                                               H. Douglas Saathoff
                                               Chief Financial Officer